EXHIBIT 10.2

                                 PIPER & MARBURY
                            1100 Charles Center South
                             36 South Charles Street
                         Baltimore, Maryland 21201-3010
                                  301-539-2530
                             Facsimile 301-539-0489
                               Cable PIPERMAR BAL
                                  Telex 908054
                                                    1200 Nineteenth Street, N.W.
                                                    Washington, D.C. 20036
                                                    202-861-3900

                                        July 24, 1990

Bailard, Biehl & Kaiser
  International Fund Group, Inc.
2755 Campus Drive
San Mateo, California 94403

Dear Sirs:

         We have acted as Maryland counsel for Bailard, Biehl & Kaiser International Fund Group, Inc., a Maryland corporation (the "Fund Group") in connection with the registration under the Securities Act of 1933, as amended, of up to 1,000,000,000 shares of the Fund's Common Stock, par value $.0001 per share (the "Shares") to be issued by the Fund Group pursuant to the Fund Group's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (File Number 2-63270) as amended (the "Registration Statement"). In that capacity, we have examined Amendment No. 14 to the Registration Statement, the charter and by-laws of the Fund Group and such statutes, regulations and corporate records and documents that we have deemed necessary or advisable for purposes of the following opinion.

         Based upon the foregoing and upon such other legal considerations that we deemed relevant and limited in all respects to applicable Maryland law, we are of the opinion that the presently outstanding Shares (the "Outstanding
Shares") are, and when the Shares to be offered for sale pursuant to the Registration Statement (the "New Shares") have been issued and sold as described therein, such New Shares will be, legally issued, fully paid and nonassessable.

         Messrs. Orrick, Herrington and Sutcliffe may rely upon the foregoing opinion in rendering their opinion on the foregoing matters to the same extent as if a counterpart of this letter had been addressed to them. We hereby consent to the incorporation of this opinion as an exhibit to the Registration Statement.

                                            Very truly yours,

                                            /s/ Piper & Marbury